UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
General Cable Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 18, 2017.

GENERAL CABLE CORPORATION

GENERAL CABLE CORPORATION 4 TESSENEER DRIVE HIGHLAND HEIGHTS, KY 41076

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 20, 2017
Date: May 18, 2017 Time: 11:00 a.m., Eastern Time
Location: General Cable Corporation
4 Tesseneer Drive Highland Heights, KY 41076-9753

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

2016 ANNUAL REPORT TO STOCKHOLDERS             NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or future documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request to receive the current proxy materials or to select a future delivery preference:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

all nominees listed in proposal 1.

1.	Election of Directors

Nominees:

1a.	Sallie B. Bailey

1b.	Edward Childs Hall, III

1c.	Gregory E. Lawton

1d.	Michael T. McDonnell

1e.	Craig P. Omtvedt

1f.	Patrick M. Prevost

1g.	John E. Welsh, III

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Ratification of the appointment of Deloitte & Touche LLP as General Cable Corporation’s independent registered public accounting firm for 2017.

3.	Approval on an advisory basis of the compensation of our named executive officers.

The Board of Directors recommends you vote 1 Year on proposal 4.

4.	Approval on an advisory basis of the frequency of a stockholder vote on the compensation of our named executive officers.

The Board of Directors recommends you vote FOR proposal 5.

5.	Approval of the Amended and Restated General Cable Stock Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting. Only stockholders of record at the close of business on March 20, 2017 are entitled to notice of and to vote at the meeting.